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EXHIBIT 10.16

FORM OF COMMITMENT LETTER

                      June 27, 2002

Mr. Tony Gioia
President and CEO
Tully's Coffee Corporation
3100 Airport Way South
Seattle, WA 98134

Dear Tony:

        I am aware that Tully's Coffee Corporation is presently seeking to raise capital (debt or equity) from one or more sources. Although I expect these efforts will be successful, I recognize that there is no certainty of success.

        This letter will confirm my commitment and ability to provide financial support as may be required by the company, up to $xxx,xxx. At my election, this financial support may be made through a direct investment in the company's stock, by direct loan to the company with a maturity no earlier than June 30, 2003, or by personal guarantee of a bank loan to the company with a maturity no earlier than June 30, 2003.

        This commitment is only effective until the earlier of (a) June 30, 2003 or (b) the successful completion of the company's capital-raising efforts in an amount not less than $3,000,000.

                      Sincerely,

                      Signature
                      (address)

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  EXHIBIT 10.16
FORM OF COMMITMENT LETTER